UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2012

THERMON GROUP HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Delaware	001-35159	27-2228185

100 Thermon Drive
San Marcos, Texas 78666
(Address of principal executive offices) (zip code)

(512) 396-5801
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the first annual meeting of stockholders of Thermon Group Holdings, Inc. (the “Company”) held on August 2, 2012 (the “2012 Annual Meeting”), the Company’s stockholders approved the Thermon Group Holdings, Inc. 2012 Short-Term Incentive Plan (the “2012 Incentive Plan”), which had previously been approved by the Company’s Board of Directors, subject to stockholder approval.  The 2012 Incentive Plan provides for cash incentive awards to executive officers and other eligible employees based upon the achievement of objective performance goals for performance periods commencing on or after April 1, 2012.  All officers and other eligible employees of the Company and its subsidiaries may be designated for participation in the 2012 Incentive Plan.  The Compensation Committee of the Company’s Board of Directors will administer the 2012 Incentive Plan and will designate the eligible employees who will participate in the 2012 Incentive Plan for a specified performance period.  It is anticipated that only the executive officers of the Company, currently four individuals, will be eligible to receive awards under the 2012 Incentive Plan. This description of the 2012 Incentive Plan is qualified in its entirety by reference to the actual 2012 Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2012 Annual Meeting, five proposals were submitted to a vote of the Company’s stockholders.  Set forth below are the final voting results for each proposal.

(1)
Each of the following individuals were elected to serve on the Board of Directors until the next annual meeting of stockholders, or until his successor is duly elected and qualified, as set forth below:

	DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
	Rodney L. Bingham	27,416,321	65,861	1,246,414
	Marcus J. George	27,416,431	65,751	1,246,414
	Richard E. Goodrich	26,919,548	562,634	1,246,414
	Kevin J. McGinty	26,946,429	535,753	1,246,414
	John T. Nesser	26,946,429	535,753	1,246,414
	Michael W. Press	27,389,550	92,632	1,246,414
	Stephen A. Snider	27,004,633	477,549	1,246,414
	Charles A. Sorrentino	27,406,162	76,020	1,246,414

(2)	The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2013 as set forth below:

	FOR	27,892,892
	AGAINST	835,704
	ABSTENTIONS	0

(3)	The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as described in the proxy statement, as set forth below:

	FOR	27,410,044
	AGAINST	68,963
	ABSTENTIONS	3,175
	BROKER NON-VOTES	1,246,414

(4)	Approved, on a non-binding advisory basis, holding future advisory votes on the compensation of the Company's named executive officers every year as set forth below:

	1 YEAR	26,689,365
	2 YEARS	91,359
	3 YEARS	697,840
	ABSTENTIONS	3,618
	BROKER NON-VOTES	1,246,414

In accordance with the voting results of this proposal, the Company will hold a non-binding advisory vote to approve the compensation of its named executive officers every year, until the next stockholder advisory vote on the frequency of future stockholder advisory votes to approve the compensation of the named executive officers of the Company.

(5)	Approved the Thermon Group Holdings, Inc. 2012 Short-Term Incentive Plan as set forth below:

	FOR	27,356,308
	AGAINST	101,524
	ABSTENTIONS	24,350
	BROKER NON-VOTES	1,246,414

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Thermon Group Holdings, Inc. 2012 Short-Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2012	THERMON GROUP HOLDINGS, INC.

	By:	/s/ Jay Peterson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Thermon Group Holdings, Inc. 2012 Short-Term Incentive Plan